SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 Or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 27, 2006

TEXAS INSTRUMENTS INCORPORATED
(Exact Name of Registrant
as Specified in Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

001-03761		75-0289970
(Commission File Number)		(IRS Employer Identification No.)

12500 TI Boulevard
P.O. Box 660199
Dallas, TX		75266-0199
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (972) 995-3773

Not applicable.
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

   Item 8.01 Other Event

     On April 27, 2006, Texas Instruments Incorporated (“TI”) completed the previously announced sale of its Sensors & Controls business to affiliates of Bain Capital, LLC. Under the terms of the Asset and Stock Purchase Agreement, dated as of January 8, 2006, TI received U.S. $3.0 billion in cash, subject to adjustment based on a determination of working capital as of closing.

     On April 27, 2006, TI issued a press release to announce the completion of the sale. A copy of the press release is included hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Section 9 - Financial Statements and Exhibits

   Item 9.01 Financial Statements and Exhibits

Designation
of Exhibit
in this	Description of Exhibit
Report

99.1	Press Release issued by Texas Instruments Incorporated on April 27, 2006.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS INSTRUMENTS INCORPORATED

Date:	May 2, 2006	By:	/s/ Kevin P. March

			Name:	Kevin P. March
			Title:	Senior Vice President and
Chief Financial Officer